RECENT ACCOUNTING PRONOUNCEMENTS	12 Months Ended
Dec. 31, 2023
Accounting Policies [Abstract]
Recent accounting pronouncements	RECENT ACCOUNTING PRONOUNCEMENTS
In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. The guidance expands public entities’ segment disclosures by requiring disclosure of significant segment expenses that are regularly reviewed by the CODM and included within each reported measure of segment profit or loss, an amount and description of its composition for other segment items, and interim disclosures of a reportable segment’s profit or loss and assets. The guidance also allows, in addition to the measure that is most consistent with U.S. GAAP, the disclosure of additional measures of segment profit or loss that are used by the CODM in assessing segment performance and deciding how to allocate resources. This guidance is effective for interim periods beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024, with early adoption permitted. The amendments in this update should be applied retrospectively to all periods presented in the financial statements. The Company has not yet adopted this ASU and is in the process of evaluating the impact of the adoption of this pronouncement on its consolidated financial statements, but does not expect it to have a material impact.
The Company has reviewed all other recently issued accounting pronouncements and has not identified any new or amended standards that would have a material impact on the Company's current accounting policies.